MMA Praxis Value Index Fund
Class I Shares (MVIIX)

Summary Prospectus	MMA ®
May 1, 2010	Stewardship Solutions

Before you invest, you may want to review the MMA Praxis Value Index Fund’s prospectus, which contains more information about the Fund and its risks.  The current statutory prospectus and statement of additional information dated May 1, 2010, are incorporated by reference into this Summary Prospectus.  You can find the Fund’s prospectus and other information about the Fund online at www.mmapraxis.com.  You can also get this information at no cost by calling 800-977-2947 or by sending an e-mail request to memberinfor@mma-online.org.

Investment Objective

The Value Index Fund seeks capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Redemption fee (as a percentage of amount redeemed, if applicable)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.30%
Distribution and Service (12b-1) fees	None
Other Expenses [1]	0.29%
Total Annual Fund Operating Expenses	0.59%

    1 Other Expenses have been restated to reflect current fees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$60	$189	$329	$738

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 25.72% of the average value of its portfolio.

Principal investment  strategies

The Fund maintains a portfolio of stocks intended to parallel the investment performance of the U.S. large cap value equities market, while incorporating socially responsible investing criteria.  The Fund employs an index management strategy designed to track the performance of the MMA Value Index, (See “Value Index Construction” below).  The Fund uses sampling and/or optimization techniques to manage the Fund to approximate the characteristics of the MMA Value Index without owning all of the stocks in the MMA Value Index.

Value Index Construction  The MMA Value Index is a custom index calculated by Morgan Stanley Capital International Inc. (“MSCI”) based on stocks screened by MMA from the MSCI US Prime Market Value Index. The MSCI US Prime Market Value Index represents the value companies (defined by price to book, projected price to earnings, and dividend yield) of the MSCI US Prime Market 750 Index, a universe of large and medium capitalization companies in the U.S. equity market.

Stewardship Investing  The Fund analyzes the performance of potential investments not only for financial strengths and outlook, but also for their ability to reflect certain core social values including:
•	Respecting the dignity and value of all people
•	Building a world at peace and free from violence
•	Demonstrating a concern for justice in a global society
•	Exhibiting responsible management practices
•	Supporting and involving communities
•	Practicing environmental stewardship

Principal investment risks

Because the value of the Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund.  You could lose money on your investment in the Fund, or the Fund could underperform other investments.  Some of the Fund’s holdings may underperform its other holdings.  The Fund is also subject to investment style risk, which is the chance that returns from large capitalization value stocks will trail returns from other asset classes or the overall stock market.  Value stocks tend to go through cycles of doing better – or worse –  than the stock market in general.  In the past, these cycles have occasionally persisted for multiple years.

Who may want to invest?  Consider investing in the Fund if you are:
•	Investing for a long-term goal such as retirement (five-years or more investment horizon)
•	Looking to add a growth component to your portfolio
•	Willing to accept higher risks of investing in the stock market in exchange for potentially higher long-term returns

This Fund will not be appropriate for anyone:
•	Seeking monthly income
•	Pursuing a short-term goal or investing emergency reserves
•	Seeking safety of principal

FUND PERFORMANCE

The bar chart and table that follow provide some indication of the risk of an investment in the Fund.  The bar chart shows the Fund’s performance for each calendar year since the inception of the I Class shares.  The table shows how the Fund’s average annual total returns for different calendar periods since inception of the I Class shares, both before and after taxes, compared to those of a broad-based securities market index.  Returns shown assume reinvestment of dividends and distributions.

Please note that the Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Annual Total Return Chart
For the Periods Ended December 31, 2009

2007	(6.46)%
2008	(39.94)%
2009	22.82%

Best Quarter	Quarter Ended June 30, 2009	19.05%
Worst Quarter	Quarter Ended December 31, 2008	(24.45)%

Average Annual Total Returns
For the Periods Ended December 31, 2009
	1-Year	Since Inception (May 2, 2006)
Return Before Taxes	22.82%	(6.86)%
Return After Taxes on Distributions [1]	22.72%	(7.59)%
Return After Taxes on Distributions and Sale of Fund Shares [1]	14.96%	(5.68)%
MSCI US Prime Market Value Index (reflects no deductions for fees, expenses or taxes) [2]	19.54%	(3.79)%

[1]
 The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your tax situation and may differ from those shown.  If you hold your Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, the after-tax returns are not relevant.

[2]
The MSCI US Prime Market Value Index represents the value companies of the MSCI US Prime Market 750 Index. The MSCI US Prime Market 750 Index represents the universe of large and medium capitalization companies in the U.S. equity market. This index targets for inclusion 750 companies.

FUND MANAGEMENT

Investment Adviser

MMA Capital Management, Inc. (the “Adviser”) serves as the investment adviser to the Fund.

Portfolio Manager

Chad Horning, CFA®, has served as portfolio manager of the Fund since its inception in May 2001.

PURCHASE AND SALE OF FUND SHARES

Purchasing Fund Shares.  The minimum initial investment for a Fund Class I shares generally is $1,000,000.  There is no minimum requirement for subsequent investments in a Fund Class I shares.  You generally may buy shares on any day the New York Stock Exchange (“NYSE”) is open (a “Business Day”).  BHIL Distributors, Inc. (“BHIL” or the “Distributor”) has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Funds (the “Authorized Broker-Dealer”).  If you purchase through such a broker, your order will be priced at the NAV next determined after your broker or its designated intermediary accepts it.  Contact your broker to determine whether it has an established relationship with the Distributor.

Selling Fund Shares.  In general, you may redeem shares on any Business Day:

•	Through your financial intermediary;

•	By writing to MMA Praxis Mutual Funds, P.O. Box 5356, Cincinnati, Ohio 45201-5356;

•	Via overnight service by calling 1-800-977-2947 for instructions; or

•	Via wire transfer, if you have elected that option on you application, by calling 1-800-977-2947.

TAX INFORMATION
The Funds intend to make distributions that may be taxed as either ordinary income or capital gains and you will generally have to pay federal income tax on such Fund distributions unless you hold your Fund shares through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawals made from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.